SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2003

SOUTHWEST AIRLINES CO.

(Exact name of registrant as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation)

1-7259 74-1563240

(Commission File Number) (IRS Employer Identification No.)

P. O. Box 36611, Dallas, Texas 75235-1611

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (214) 792-4000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1 Registrant's Third Quarter 2003 Earnings Release.

99.2 Registrant's October 20, 2003 Press Release concerning payment of travel agency commissions.

Item 9. Regulation FD Disclosure.

On October 20, 2003, the Registrant issued a press release announcing it will no longer pay commissions on flights booked by traditional travel agencies. The press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information furnished in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 12. Results of Operations and Financial Condition.

On October 20, 2003, the Registrant issued a press release announcing its financial results for the third quarter of 2003. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHWEST AIRLINES CO.

(Registrant)

By:

Gary C. Kelly

Executive Vice President - Chief

Financial Officer

Date: October 20, 2003

INDEX TO EXHIBITS
Exhibit No.	Exhibit
99.1 99.2	Registrant's Third Quarter 2003 Earnings Release. Registrant's October 20, 2003 Press Release concerning payment of travel agency commissions